SEMI-ANNUAL REPORT

                                   MATRIX/LMH
                                   VALUE FUND




                               December 31, 1998





                               560 Hudson Street
                          Hackensack, New Jersey 07601

                                   MATRIX/LMH
                                   VALUE FUND

     February 9, 1999

     Dear Fellow Shareholder:

      I am pleased to enclose our report and commentary concerning the Fund for the semi-annual period ending December 31, 1998.

      Following a very disappointing third quarter, the Fund staged a strong recovery in the fourth quarter. The Net Asset Value of the Fund ended the year at $30.94, an impressive 24.30% increase for the quarter, and an overall increase of 2.90% for the past 12 months.

      You might recall that in our last correspondence we discussed the ability of markets to recover rather quickly from steep declines. The Fund's results for the fourth quarter are an excellent example of such a recovery. Our gains in the past three months exceeded major market indices, which we attribute to renewed attention in good businesses trading at attractive prices.

      Nevertheless, performance for the calendar year was disappointing. However, we do believe that the solid relative results in the fourth quarter should carry over into 1999. We are very optimistic the Fund will generate attractive performance this year, for reasons discussed in our enclosed market commentary.

      While the past year has been particularly difficult for sensible investing, we believe this has set the stage for a prolonged resurgence for the Value style. In the meantime, we believe we have made significant strides in positioning the Fund for a bright future. These include:

      + Holding a portfolio of high-quality businesses selling well below the market's Price/earnings, Price/sales and Price/ book value multiples.

      + Strong expense control which leaves the Fund's expense ratio at 1.26% as of 12/31/98. This is below the industry's average, especially for funds of less than $100 million.

      + Broad distribution, as the Fund can be purchased through Charles Schwab as well as other major brokerage firms.

      + Increased ownership by friends, family and employees and partners of Matrix Asset Advisors.

      + Improved communication through quarterly correspondence and a mutual fund web-site to keep shareholders abreast of portfolio developments and market outlook.

                                   MATRIX/LMH
                                   VALUE FUND


      If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at MATRIX444@AOL.COM.

      Best regards.

                                   Sincerely,

                                   /s/ David A. Katz

                                   David A. Katz, CFA
                                   Chief Investment Officer


The Fund's average annual total returns for the one-year, five-year and ten-year period ended December 31, 1998 were 2.90%, 12.65% and 8.61%, respectively. Past performance is not a guarantee of future results. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. Matrix Asset Advisors became sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

                                   MATRIX/LMH
                                   VALUE FUND

                   CAPITAL MARKET COMMENTARY - 1998 IN REVIEW
Overview:

      To say that 1998 was an unusual year for the equity markets would be a major understatement. Better stated, there were two very different markets - with dramatically differing performance - in 1998.

      On the one hand, there was the market for a relatively small number of very large, very expensive stocks. These stocks enjoyed spectacular returns and performance. Although they were only a handful, because of their tremendous size, these stocks also dominated the major indices - the Dow and the S&P 500.

      The result was that these indices each had strong annual returns. The Dow posted an 18.1% return for the year, while the S&P 500 increased by 28.5%.

      On the other hand, there was the rest of the market, literally thousands of stocks, whose performance ranged from poor to mediocre. IN FACT, TWO-THIRDS (2/3) OF ALL U.S. STOCKS DECLINED IN 1998. The broad market Value Line Index and the small cap-oriented Russell 2000 Index each had negative performance of -2.3% and -2.1%, respectively.

         The relationship of size versus 1998 returns is illustrated in the following table:

                 1998 COMMON EQUITY UNWEIGHTED PRICE PERFORMANCE

                                                          Unweighted
              By Capitalization                           Performance
              -----------------                           -----------
              <$250 Million                                 -24.14%
              250 Million - 2 Billion                       -16.63%
              2 Billion - 5 Billion                         - 6.11%
              5 Billion - 20 Billion                         +6.19%
              > 20 Billion                                  +25.94%

Source: Salomon Smith Barney

      Within the broader market were many stocks which we believe offered (and continue to offer) the combination of favorable long-term business prospects and very attractive valuations. It was the nature of the stock market in 1998 that such stocks were largely ignored, or even penalized.

      In the face of growing evidence of a slowdown in corporate earnings, the expanding disparity between stock prices and earnings growth will be increasingly untenable. And the meteoric rise of Internet stocks has all the hallmarks of an investment mania. History has shown that manias do not end happily.

      On the favorable side, the fourth quarter saw a dramatic rebound, with our Matrix/LMH Value Fund outpacing major market indices. The surging recovery of the Fund and those of other Value-oriented managers served as a reminder that at a certain point investors still focus on identifying bargains, and still perceive that buying stocks "right' is the surest way to good performance. As the pendulum fully swings back toward "value and sensibility", we expect that such movement will be both significant and long-term in duration.

                                   MATRIX/LMH
                                   VALUE FUND

REVISITING OUR FORECAST FOR 1998

      Last year we predicted increased stock market volatility for 1998. Well, we certainly got that one right! The stock market had daily movements up or down of 1% or more in 32% of the trading days last year (compared to 5% of the trading days in 1995).

      We were also accurate about our assessment of likely continued strength for the American economy. Furthermore, we projected a relatively modest year for stocks, and, excluding the mega-stocks, we were correct. What we missed was the ability of that segment of the market to overextend itself to the levels seen in 1998.

OUR FEARLESS FORECAST FOR 1999

      Our economy will remain fundamentally healthy. However, international weakness poses the greatest threat to our economy in the form of shrunken markets, credit crunches and perceived instability. It is also possible that commodity prices will begin to recover. A rise in commodity prices would result in a modest uptick in inflation. This in turn could have a negative impact on very expensive stocks.

      Like 1998, the stock market will be selective in its performance. However, in 1999, we expect to have a reverse of last year, with the mega-cap stocks being outpaced by the broader market.

                        YEAR-END FUND REVIEW AND OUTLOOK

FUND PERFORMANCE

      As in the overall market, the Fund had a handful of very strong performing stocks and a large number of stocks that were ignored or punished. Our willingness to buy stocks along the entire capitalization spectrum proved to be a detriment rather than a benefit last year, as small- and medium-sized companies fared relatively poorly in the market.

      Following the third quarter market sell-off, we identified a substantial number of large capitalization stocks that had compelling valuations. We moved aggressively into such stocks as Alcatel, Bank America, First Data, and Schlumberger.

      On the positive side, Bausch & Lomb, Bristol-Myers, Eastman Kodak, Frontier Corp., Pharmacia & Upjohn, Philip Morris, Shaw Industries, SLM Holding, SpaceLabs Medical, and St. Jude Medical all had strong performances. Allergan, Anheuser Busch, Fruit of the Loom, and U.S. Surgical were all sold for solid gains. Finally, a number of companies that were purchased in the wake of the market sell-off had a good year-end bounce, including Novellus Systems and Schlumberger.

      On the downside, several established holdings had weak returns, including Lone Star Steakhouse, Olsten Corp., Sensormatic, Toys R Us, and Tupperware. Several stocks that were purchased because of the combination of favorable long-term outlooks and a significant sell-off (prior to our purchase) continued to show weakness. These included Lam Research, Polaroid and Vishay Intertechnology. Interestingly, though, as we write this report in mid-February, Lam has doubled since the start of the year, and is now substantially above our cost. We expect to see similar recoveries in a number of last year's laggards as the year progresses.

                                   MATRIX/LMH
                                   VALUE FUND

      The sell-off of attractive companies in 1998 and the continuing trend to consolidation are likely to stimulate a significant number of takeovers in 1999. Likely candidates include Alcatel, Frontier Corp., Mark IV Industries, St. Jude Medical, Sensormatic and SpaceLabs Medical.

EQUITIES OUTLOOK

      When it looked like the wheels were falling off the U.S. equity markets in the third quarter, our market letter focused on the surprisingly strong recoveries that occur after market corrections. In hindsight, this call was well timed. TODAY WE MAKE A SIMILAR PREDICTION FOR THE VALUE DISCIPLINE IN 1999.

      As stated above, many of the factors that worked against Value last year should help in 1999. The dramatic appreciation of the most expensive stocks in 1998 will make it all the more difficult for them to repeat such performance in 1999. As these companies disappoint their shareholders, investors will become more sensitive and should increasingly favor good, stable companies with strong fundamentals selling at modest valuations.

      Other factors that will make 1999 a far better environment for Value include: an increase in takeover activity; the wide divergence between the private market value and the stock price of many Value stocks; and the historic valuation disparity between the mega-cap stocks and the rest of the market.


                           *            *            *


      Following this letter is our regular quarterly segment focusing on investing. This quarter we examine the more complex reality behind the performance results for the S&P 500 Index and the danger of making long-term decisions based on short-term market anomalies.

      The continued trust and confidence of our clients is our highest priority. We therefore urge you to call any of us with any questions or concerns. As a reminder, we can be reached via e-mail at matrix444@aol.com. We wish you all the best for a year filled with good health, contentment and even market appreciation.

                                   MATRIX/LMH
                                   VALUE FUND


                              IDEAS ABOUT INVESTING

A QUARTERLY QUEST FOR INVESTING ENLIGHTENMENT

"UNMASKING THE REALITY BEHIND THE S&P 500 INDEX"

      For many investors, the S&P 500 Index has become the ultimate benchmark for gauging stock market performance. In 1998, the S&P 500 posted its fourth consecutive annual performance in excess of 20%. As a result, many investors conclude that it was not only a strong year for the stock market, but also a year in which any performance substantially less than that of the S&P 500 was unusual.

      It therefore behooves us to examine more closely the results for the Index in 1998:

      Segment of the S&P 500          % Return for 1998*        Difference
      ----------------------          ------------------        ----------
      Overall Index (Weighted)               26.7
      Average Stock (Unweighted)             11.2                  15.5%

      Top 50 Stocks                          34.9
      Remaining 450 Stocks                    8.4                  26.5%

      Median Stock                            3.7

* Without dividends

Source: Zacks, Inc., Matrix Asset Advisors

      The numbers above are staggering for the disparities they reveal. Unless one owned the largest 50 stocks or the Index itself, performance for the year was mediocre at best.

      Please recognize that when we and other investment professionals speak of how "narrow" the stock market was in 1998, the components of the S&P 500 offer compelling confirmation. (Plus, remember that the S&P 500 is the large capitalization index, the best-performing sector of the market in 1998. When one examines broad market or small cap indexes, the news becomes increasingly negative.)

      Of course, the logical question is: so why not own those largest stocks or just buy an Index fund and cover all the bases? To us the answer lies in the valuations of those largest stocks.

      Simply stated, these stocks are priced with the expectation that only tremendous things will possibly happen to them. As a result, they are increasingly vulnerable to any kind of disappointment. The more expensive the stock, the greater its vulnerability; and the greater likelihood of a dramatically negative market response in the event of such a disappointment.

                                   MATRIX/LMH
                                   VALUE FUND

      We believe that the key to consistently making money in the stock market is to buy good businesses at good prices. Better to pay a very good price on a merely good business than to pay an inflated price on a great business. All businesses, however great, hit bumps in the road. If the investing public is definitionally paying prices that do not anticipate any bumps, then those bumps will be painful ones indeed.

      In 1998, the rapid collapse of banking and brokerage stocks occurred because of the combination of their very rich prices and the fear that the Asian, Russian and South American credit crises might wreak havoc with profits. The prices became unjustifiable and the reactions were swift and painful:
Citigroup dropped from 180 to 80; Merrill Lynch, from 108 to 38.

      So biggest is not necessarily safest. However, that is the erroneous basis that underlies current Index or mega-cap investing. Again, 1998 notwithstanding, there is no long-term substitute for buying right.

AVOID THE TRAP: BEWARE OF INVESTMENT DECISIONS BASED ON THE MARKET IN 1998

      In investing, as in other aspects of life, there is a tendency to make decisions based on one's most recent experience. Unfortunately, this is a formula for significant disappointment for any investor.

      Last year was an exception to the investment rule in two important and unusual ways. First, as we have discussed in recent correspondence, 1998 featured the greatest performance differential between the highest and lowest P/E stocks that has existed in the past 50 years.

      Second, as shown at the very beginning of this letter, there was a complete correlation between the size of a company and its market performance in 1998: the larger the better.

      When these two unusual circumstances are combined, the result is an anomaly: investors were greatly rewarded for investment strategies that usually lag significantly. The spoils went to the largest, most expensive companies. Value investors who prefer lower to higher P/E stocks were penalized, as were investors who diversify away from the handful of largest companies.

      What therefore makes 1998 so strangely remarkable is that it was a year in which prudence was thrown to the winds and the normal factors that determine successful investing were a detriment rather than a benefit.

      Consider the size of companies. It is a truism to say that the largest companies have less business enterprise risk than smaller, more tenuous ones. If for only this reason, smaller companies typically outperform larger ones, because otherwise no one would own anything but the largest companies. This is a basic risk/reward tradeoff.

      However, smaller companies can also increase their earnings faster than very large ones because they are working from a smaller base of earnings. Rapid earnings growth is a very popular rationale for paying more and more for a stock.

      The following performance comparison between the small-cap focused Russell 2000 Index and the large-cap oriented S&P 500 Index shows how unusual 1998 was:

                                   MATRIX/LMH
                                   VALUE FUND


                                   1979-1997 (Annualized)          1998
                                   ----------------------          ----
         Russell 2000 Index                 13.3%                  -3.4%
         S&P 500 Index                      13.0%                  26.7%

     Source: The Leuthold Group

         The performance disparity in 1998 was by far the largest in this 20-year period.

      On the matter of performance based on price/earnings, history has clearly favored lower cost stocks over more expensive ones. Consider the following comparison between the highest and lowest P/E stocks:

      1950 - 1996 (Annualized Performance)         1998 (Annualized Performance)
      ------------------------------------         -----------------------------
       Lowest P/E stocks:        +18.2%            Highest P/E stocks:    +26.1%
       Highest P/E stocks        +12.7%            Lowest P/E stocks:      -2.7%

Source: David Dreman & Co.; Zacks, Inc; Matrix Asset Advisors

      By definition, anomalous situations do not last. They happen at a point in time and then pass. In investing, anomalous situations are followed by strong reversals and reversions back to historic norms. So, in the case of high and low P/Es, the two previous times in the past 40 years where low P/E stocks significantly lagged high P/E stocks were followed by a multi-year reversion to the norm. Low P/E stocks subsequently trounced high P/E stocks.

      Similarly, larger stocks have outperformed smaller ones for the past five years, which is their longest consecutive dominance in the past 20 years. As with the P/E comparison, periods of large-cap dominance have historically been followed by prolonged periods of small-cap outperformance.

      It is therefore not mere wishful thinking to believe that what happened in 1998 will not be repeated in 1999. Rather, investors should expect a return to more normative investing criteria and relationships.

      Therefore, let us see 1998 for what it was - an anomaly, not a roadmap for future direction.

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                                   MATRIX/LMH
                                   VALUE FUND

                                   SCHEDULE OF
                                   INVESTMENTS (UNAUDITED)     DECEMBER 31, 1998
                                   ---------------------------------------------
                                   COMMON STOCKS (98.68%)
SECURITY                                     SHARES                       VALUE
--------------------------------------------------------------------------------
AUTO PARTS (2.44%)
 Mark IV Industries, Inc.                   17,000                      $221,000
                                                                        --------

BANKS (6.99%)
 Bankamerica Corp.                           3,000                       180,375
 Mellon Bank Corp.                           4,000                       275,000
 J.P. Morgan & Co.                           1,700                       178,606
                                                                        --------
                                                                         633,981
                                                                        --------
COMPUTER SOFTWARE AND SERVICES (4.43%)
 Electronic Data Sytems Corp.                8,000                       402,000
                                                                        --------

CONSUMER PRODUCTS (9.72%)
 Bausch & Lomb, Inc.                         6,000                       360,000
 Eastman Kodak Co.                           5,300                       381,600
 Polaroid Corp.                              7,500                       140,156
                                                                        --------
                                                                         881,756
                                                                        --------
DRUGS (8.30%)
 Bristol-Myers Squibb Co.                    2,600                       347,913
 Pharmacia & Upjohn, Inc.                    5,000                       283,125
 Teva Pharmaceutical SP ADR                  3,000                       122,062
                                                                        --------
                                                                         753,100
                                                                        --------
ELECTRONICS (5.04%)
 Arrow Electronics, Inc.                     9,000                       240,188
 Vishay Intertechnology, Inc.               15,000                       217,500
                                                                        --------
                                                                         457,688
                                                                        --------
FINANCIAL SERVICES: (7.71%)
 First Data Corp.                           13,000                       411,937
 SLM Holding Corp.                           6,000                       288,000
                                                                        --------
                                                                         699,937
                                                                        --------
FOOD PROCESSING (2.77%)
 Eskimo Pie Corp.                           19,000                       251,750
                                                                        --------

                                   MATRIX/LMH
                                   VALUE FUND

                                            COMMON STOCKS, CONTINUED
SECURITY                                    SHARES                       VALUE
--------------------------------------------------------------------------------
FURNITURE (8.07%)
 O'Sullivan Industries*                     30,500                      $320,250
 Shaw Industries, Inc.                      17,000                       412,250
                                                                        --------
                                                                         732,500
                                                                        --------
HOUSEHOLD PRODUCTS (2.54%)
 Tupperware Corp.                           14,000                       230,125
                                                                        --------
INDUSTRIAL SERVICES (1.67%)
 Olsten Corp.                               20,500                       151,188
                                                                        --------
MEDICAL SERVICES (4.61%)
 Aetna Inc.                                  3,800                       298,775
 Foundation Health Systems                  10,000                       119,375
                                                                        --------
                                                                         418,150
                                                                        --------
MEDICAL SUPPLIES (7.20%)
 SpaceLabs Medical, Inc.*                   17,600                       404,800
 St. Jude Medical, Inc.                      9,000                       249,187
                                                                        --------
                                                                         653,987
                                                                        --------
OILFIELD SERVICES/EQUIPMENT (1.07%)
 Schlumberger Ltd.                           2,100                        96,863
                                                                        --------
PRECISION INSTRUMENTS (2.04%)
 Sensormatic Electronics Corp.              26,700                       185,231
                                                                        --------
RESTAURANTS (1.82%)
 Lone Star Steakhouse & Saloon              18,000                       165,375
                                                                        --------
SEMICONDUCTORS/CAPITAL EQUIPMENT: (3.21%)
 Lam Research Corp.                          8,000                       142,500
 Novellus Systems, Inc.                      3,000                       148,500
                                                                        --------
                                                                         291,000
                                                                        --------
TELECOMMUNICATIONS/EQUIPMENT: (3.50%)
 Alcatel SA                                  5,500                       134,406
 Motorola Inc.                               3,000                       183,188
                                                                        --------
                                                                         317,594
                                                                        --------
TELECOMMUNICATIONS SERVICES (4.50%)
 Frontier Corp.                             12,000                       408,000
                                                                        --------
                                       10

                                   MATRIX/LMH
                                   VALUE FUND

                                            COMMON STOCKS, CONTINUED
SECURITY                                    SHARES                      VALUE
--------------------------------------------------------------------------------
TEXTILE (1.29%)
 Unifi, Inc.                                 6,000                    $  117,375
                                                                      ----------
TIRE AND RUBBER (3.38%)
 Cooper Tire & Rubber Co.                   15,000                       306,563
                                                                      ----------
TOBACCO (4.24%)
 Philip Morris Co., Inc.                     7,200                       385,200
                                                                      ----------
TOYS AND SCHOOL SUPPLIES (2.14%)
 Toys R Us                                  11,500                       194,062
                                                                      ----------
                  TOTAL COMMON STOCKS
                  (cost $8,473,677)                                    8,954,425
                                                                      ----------

SHORT-TERM INVESTMENTS (0.51%)
--------------------------------------------------------------------------------
   Star Treasury Fund (cost $45,874)        45,874                        45,874
                                                                      ----------
                  TOTAL INVESTMENTS IN SECURITIES
                  (cost $8,519,551) - 99.19%                           9,000,299
                  OTHER ASSETS LESS  LIABILITIES - 0.81%                  73,628
                                                                      ----------
                  TOTAL NET ASSETS                                    $9,073,927
                                                                      ==========

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

                                  MATRIX/LMH
                                   VALUE FUND

                            STATEMENT OF
                            ASSETS AND LIABILITIES (UNAUDITED) DECEMBER 31, 1998
                            ----------------------------------------------------
                            ASSETS

Investments in securities, at value:
  Common stocks (cost $8,473,677) ..........................         $8,954,425
  Short-term investments (cost $45,874) ....................             45,874
Receivables:
  Dividends and interest ...................................             14,689
  Fund shares sold .........................................              6,160
  Securities sold ..........................................             66,380
Prepaid expenses ...........................................              3,942
                                                                     ----------
                            TOTAL ASSETS ...................          9,091,470
                                                                     ----------
                            LIABILITIES
Payables:
  Advisory fee .............................................              2,738
  Fund shares repurchased ..................................              9,225
  Dividends ................................................                176
Accrued expenses ...........................................              5,404
                                                                     ----------
                            TOTAL LIABILITIES ..............             17,543
                                                                     ----------
                            NET ASSETS .....................         $9,073,927
                                                                     ==========
                            SOURCE OF NET ASSETS
Capital
  Par value of 293,292 shares outstanding
   (30,000,000 shares authorized)
   at $.01 per share .......................................         $    2,933
  Paid-in capital ..........................................          8,648,630
                                                                     ----------
  Total capital paid in on shares ..........................          8,651,563
  Undistributed net investment income ......................                256
  Accumulated net realized loss on
    investment transactions ................................            (58,640)
  Unrealized appreciation of investments ...................            480,748
                                                                     ----------
                            NET ASSETS .....................         $9,073,927
                                                                     ==========
                            NET ASSET VALUE PER SHARE
                            (Offering and Redemption Price).         $    30.94
                                                                     ==========

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND
                                                                    FOR THE
                            STATEMENT OF                       SIX MONTHS ENDED
                            OPERATIONS (UNAUDITED)             DECEMBER 31, 1998
                            ----------------------------------------------------
                            INVESTMENT
                            INCOME
Dividends ......................................................      $  59,320
Interest .......................................................          5,051
                                                                      ---------
                            TOTAL INCOME .......................         64,371
                                                                      ---------
                            EXPENSES
Investment advisory fee ........................................         44,011
Transfer agent fee and expenses ................................         12,604
Audit fees .....................................................         10,081
Custodian fee and expenses .....................................          4,537
Registration and filing fees ...................................          3,781
Reports to shareholders ........................................          1,765
Miscellaneous ..................................................          1,260
Legal fees .....................................................          1,260
Insurance ......................................................          1,000
                                                                      ---------
                            TOTAL EXPENSES .....................         80,299
                            LESS: Advisory fees waived .........        (24,897)
                                                                      ---------
                            NET EXPENSES .......................         55,402
                                                                      ---------
                            NET INVESTMENT INCOME ..............          8,969
                                                                      ---------
                            REALIZED AND UNREALIZED
                            LOSS ON INVESTMENTS - NET
Realized loss on investments - net .............................        (50,725)
Change in unrealized appreciation of investments - net .........       (316,355)
                                                                      ---------
                            LOSS ON INVESTMENTS - NET ..........       (367,080)
                                                                      ---------
                            NET DECREASE IN NET ASSETS
                            RESULTING FROM OPERATIONS ..........      $(358,111)
                                                                      =========

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND

                                 STATEMENT OF CHANGES
                                 IN NET ASSETS         FOR THE SIX     FOR THE
                                                       MONTHS ENDED   YEAR ENDED
                                                       DECEMBER 31,    JUNE 30,
                                                          1998#          1998
                                                      ------------  ------------
Net investment income ............................... $     8,969   $    41,565
Realized (loss) gain on investments - net ...........     (50,725)    1,559,450
Change in unrealized appreciation of
  investments - net..................................    (316,355)     (528,272)
                                                      -----------   -----------
                    NET (DECREASE) INCREASE
                    IN NET ASSETS RESULTING
                    FROM OPERATIONS .................    (358,111)    1,072,743
                                                      -----------   -----------
                    DISTRIBUTIONS TO
                    SHAREHOLDERS
Net investment income ...............................     (26,658)      (49,806)
Realized gain on investments ........................    (201,601)            0
                                                      -----------   -----------
                    TOTAL DISTRIBUTIONS
                    TO SHAREHOLDERS .................    (228,259)      (49,806)
                                                      -----------   -----------
                    CAPITAL SHARE
                    TRANSACTIONS
Shares sold .........................................     883,221     2,678,341
Shares issued in connection with reinvestment
  of dividends.......................................     227,357        49,203
Shares redeemed .....................................  (1,450,958)   (2,285,586)
                                                      -----------   -----------
                    TOTAL ...........................    (340,380)      441,958
                                                      -----------   -----------
                    TOTAL INCREASE
                    IN NET ASSETS ...................    (926,750)    1,464,895
Net assets, beginning of period .....................  10,000,677     8,535,782
                                                      -----------   -----------

Net assets, end of period (including undistributed
  net investment income of $256 and $17,945,
  respectively) ..................................... $ 9,073,927   $10,000,677
                                                      ===========   ===========
                    CHANGES IN SHARES
                    OUTSTANDING
Shares sold .........................................      31,158        84,762
Shares issued in connection with reinvestment
  of dividends ......................................       7,519         1,604
Shares redeemed .....................................     (49,322)      (72,880)
                                                      -----------   -----------
                    (DECREASE) INCREASE .............     (10,645)       13,486
                                                      ===========   ===========
# Unaudited.

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND

                                     NOTES TO
                                     FINANCIAL
                                     STATEMENTS (UNAUDITED)    DECEMBER 31, 1998

                                     NOTE 1 -
                                     ORGANIZATION

Matrix/LMH Value Fund (the "Fund"), formerly known as LMH Fund, Ltd., is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                     NOTE 2 -
                                     SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

(a) Security Valuation

Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

(b) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

(c) Portfolio Transactions

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                   MATRIX/LMH
                                   VALUE FUND

(e) Other

Interest  income  is  recorded  on  the  accrual  basis.   Dividend  income  and
distributions to shareholders are recorded on the ex-dividend date.

                                     NOTE 3 -
                                     INVESTMENT ADVISORY FEE

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Matrix, formerly the Sub-Advisor, replaced Heine Management Group, Inc. ("Heine") as the Advisor on May 11, 1997. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the six months ended December 31, 1998, Matrix waived $24,897 of its fee.

                                     NOTE 4 -
                                     INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities for the six months ended December 31, 1998 were as follows:

                                                            Proceeds from
                                                           Sales (Including
                                           Purchases         Maturities)
                                           ---------         -----------
     Common Stock and Bonds               $1,889,848         $2,022,351
     Short-term Obligations                1,918,572          2,463,940

At December 31, 1998, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes. Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $1,738,058 and the aggregate gross unrealized depreciation was $1,257,310, or a net unrealized appreciation of $480,748.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                   MATRIX/LMH
                                   VALUE FUND

                                       SIX MONTHS
                                       ENDED
                                       DECEMBER 31,           YEARS ENDED JUNE 30,
                                       ------------  -----------------------------------------
                                       1998#         1998     1997     1996     1995     1994
                                       -----         ----     ----     ----     ----     ----
Net asset value, beginning of period . $32.90        $29.39   $24.10   $20.98   $17.78   $18.45
Income from investment operations:
  Net investment income ..............   0.03          0.14     0.10     0.47     0.46     0.34
  Net realized and unrealized gain
    (loss) on investments ............  (1.20)         3.54     5.52     3.12     3.13    (0.78)
                                       ------        ------   ------   ------   ------   ------
Total from investment operations .....  (1.17)         3.68     5.62     3.59     3.59    (0.44)
                                       ------        ------   ------   ------   ------   ------
Less distributions:
  Dividends from net investment ......
    income                              (0.09)        (0.17)   (0.33)   (0.47)   (0.39)   (0.23)
  Distributions from realized gains ..  (0.70)        (0.00)   (0.00)   (0.00)   (0.00)   (0.00)
                                       ------        ------   ------   ------   ------   ------
Total distributions                     (0.79)        (0.17)   (0.33)   (0.47)   (0.39)   (0.23)
                                       ------        ------   ------   ------   ------   ------
Net asset value, end of period ....... $30.94        $32.90   $29.39   $24.10   $20.98   $17.78
                                       ======        ======   ======   ======   ======   ======

Total return .........................  (3.48%)       12.56%   23.47%   17.16%   20.47%   (2.44%)

Ratios/supplemental data:
Net assets, end of period (millions).. $  9.1        $ 10.0   $  8.5   $  6.6   $  6.0   $  5.7
Ratio of operating expenses to average
  net assets:
    Before expense reimbursement .....   1.82%+        1.80%    1.92%    1.84%    2.35%    2.51%
    After expense reimbursement ......   1.26%+        1.23%    1.42%    1.84%    2.35%    2.50%
Ratio of net investment income (loss)
 to average net assets:
   Before expense reimbursement ......  (0.36%)+      (0.12)%  (0.06)%   2.01%    2.27%    1.79%
   After expense reimbursement .......   0.20%+        0.45%    0.44%    2.01%    2.27%    1.80%
Portfolio turnover rate ..............     22%           68%     129%      57%      34%      46%

# Unaudited.

+ Annualized.

The accompanying notes to financial statements are an integral part of these statements.

                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                                  David A. Katz
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        +
                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223
                                        +
                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202
                                        +
                                 TRANSFER AGENT
                          American Data Services, Inc.
                                150 Motor Parkway
                               Hauppauge, NY 11788
                                 (800) 385-7003
                                        +
                                  ADMINISTRATOR
                      Investment Company Administration LLC
                                        +
                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                                        +
                                  LEGAL COUNSEL
                      Swidler Berlin Shereff Friedman, LLP

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.